SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF TRUST

(the “Trust”)

(A Unit Investment Trust)

Supplement Dated April 13, 2017

to the

Prospectus Dated February 14, 2017

Effective June 16, 2017 (the “Effective Date”), State Street Bank and Trust Company (“SSBT”) will resign as Trustee of the Trust. PDR Services, LLC, as Sponsor of the Trust, has appointed State Street Global Advisors Trust Company (“SSGA TC”), a wholly-owned subsidiary of SSBT, as Trustee of the Trust, effective on the Effective Date.

The services received, and the trustee fees paid, by the Trust will not change as a result of the change in the identity of the Trustee. SSBT will continue to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

As of the Effective Date, appropriate references in the Prospectus to SSBT or the “Trustee” shall refer instead to SSGA TC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.